UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  May 15, 2006


                           POMEROY IT SOLUTIONS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                  0-20022                31-1227808
 -------------------------------    -------------        --------------------
 (State  or  other  jurisdiction     (Commission            (IRS Employer
        of  incorporation)          File  Number)        Identification  No.)


                     1020 Petersburg Road, Hebron, KY 41048
                     --------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (859) 586-0600
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
          Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 -- Other Events

Item  8.01  Other  Events.
--------------------------

On May 15, 2006, Pomeroy IT Solutions, Inc., issued a press release in which it announced that it had filed its quarterly report on Form 10-Q for the three month period ended April 5, 2006. The Company also announced its results for the first quarter ended April 5, 2006 and issued guidance for 2006.

On May 15, 2006, subsequent to filing its quarterly report on Form 10-Q for the first quarter ended April 5, 2006, Pomeroy IT Solutions, Inc. received a waiver of noncompliance with respect to certain covenants of it credit facility from its lenders. In its quarterly report, the Company had disclosed that it was in the process of obtaining this waiver

Section  9  -  Financial  Statements  and  Exhibits

Item  9.01  Financial  Statements  and  Exhibits.
-------------------------------------------------

(d) Exhibits

99.1      Press release,  dated  May 15, 2006, announcing the filing of the Form
          10-Q for the three month period ended April 5, 2006, and the results for the first quarter.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        POMEROY  IT  SOLUTIONS,  INC.
                                        -----------------------------


Date:   May 19, 2006                    By:  /s/ Kevin G. Gregory
                                        --------------------------------------
                                        Kevin G. Gregory, Senior Vice
                                        President and Chief Financial Officer